SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  September 23, 2003

(Date of earliest event reported)

LCA-Vision Inc.

(Exact name of Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	0-27610 (Commission File No.)	11-2882328 (IRS Employer Identification Number)

7840 Montgomery Road, Cincinnati, Ohio	45236
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 792-9292

N/A

(Former name or former address, if changed since last report)

Item 5.  Other Events

On September 23, 2003, LCA-Vision Inc. issued a press release announcing the filing of a Registration Statement with the Securities and Exchange Commission relating to the proposed public offering of 3,000,000 shares of common stock.

Item 7.  Financial Statements and Exhibits

(c)

Exhibits.

99.1 Press Release dated September 23, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCA-VISION INC.

Date: 9-23-03	By: /s/ Alan H. Buckey Alan H. Buckey Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT 99.1

COMPANY CONTACTS

LCA-Vision Inc.

Stephen N. Joffe, Chairman & CEO

Alan H. Buckey, VP-Finance & CFO

(513) 792-9292

FOR IMMEDIATE RELEASE

LCA-VISION FILES FOR PUBLIC OFFERING OF COMMON STOCK

CINCINNATI (September 23, 2003) – LCA-Vision Inc. (NASDAQ: LCAV), a leading developer and operator of fixed-site laser vision correction services under the brand name LasikPlus, today announced the filing of a Registration Statement with the Securities and Exchange Commission relating to the proposed public offering of 3,000,000 shares of common stock.

LCA-Vision proposes to offer 2,400,000 shares and LCA-Vision’s Chairman & Chief Executive Officer proposes to offer 600,000 shares.  In addition, LCA-Vision proposes to grant the underwriters an option to purchase up to an additional 450,000 shares to cover over-allotments.  LCA-Vision intends to use the net proceeds from its portion of the offering to open additional laser vision correction centers, purchase additional technology and equipment, market its vision centers and the LasikPlus brand name, fund potential strategic transactions it may enter into in the future, and to provide working capital for general corporate purposes.

UBS Securities LLC and C.E. Unterberg, Towbin are the underwriters for the proposed offering.  UBS Securities LLC is the sole book-running manager.  Prospectuses relating to the offering, when available, can be obtained from UBS Securities LLC, 299 Park Avenue, New York, NY 10171, and from C.E. Unterberg, Towbin, 350 Madison Avenue, New York, NY 10017.

LCA-Vision currently operates 36 laser vision correction centers, including 33 wholly-owned LasikPlus vision centers located in large metropolitan markets throughout the United States, two joint ventures in Canada and one joint venture in Europe.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission, but has not yet become effective. These securities may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell, or the solicitation of an offer to buy, nor shall there be any sale of these securities, in any state in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

This press release contains forward-looking statements that are subject to risks and uncertainties that may result in actual results to differ materially from current expectations. For a discussion of risks and uncertainties that LCA-Vision faces, please refer to LCA-Vision’s registration statement and its filings with the Securities and Exchange Commission including, but not limited to its Forms 10-K and 10-Q.

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